SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) March 26, 2004


                            SUNSHINE PCS CORPORATION
                            ------------------------

             (Exact Name of Registrant as Specified in its Charter)



               Delaware           333-50948                    13-4141279
               --------           ---------                    ----------
           (State or other     (Commission File              (IRS Employer
           Jurisdiction of          Number)                  Identification)
            Incorporation)




               359 West 11th Street, Suite 7B, New York, NY   10014
               ---------------------------------------------  -----

               (Address of Principal Executive Offices)    (Zip Code)



        Registrant's Telephone Number, Including Area Code: 646-336-1718
                                                            -------------


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ITEM 4. Changes in Registrant's Certifying Accountants.
        ----------------------------------------------

     On March 26, 2004, Sunshine PCS Corporation (the "Company") engaged Deloitte & Touche LLP ("D&T") to serve as the Company's new independent auditor. D&T will audit the financial statements of the Company as of and for the year ended December 31, 2003.

     During the years ended December 31, 2002 and 2003 and through March 26, 2004, the Company did not consult D&T with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

                                    SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SUNSHINE PCS CORPORATION


                                               /s/ Karen E. Johnson
                                               --------------------
                                               Karen E. Johnson
                                               Chief Executive Officer




Date: March 29, 2004